THE RIVERFRONT FUNDS
THE RIVERFRONT BALANCED FUND
THE RIVERFRONT INCOME EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1999

Effective January 5, 2000 Provident Investment Advisors, Inc., the Funds' investment advisor enacted a contractual waiver for the Investment Advisory fee for The Riverfront Balanced Fund and The Riverfront Income Equity Fund. The Investment Advisory fee will now be 80 basis points for the Balanced Fund and 85 basis points for the Income Equity Fund.

Accordingly, please replace page 9 through 11 of the Combined Prospectus of the Riverfront Funds dated April 30, 1999 with the following:

WHAT ARE THE FUNDS ' FEES AND EXPENSES?
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR A SHARES OF THE FUNDS.

                                                LARGE                    SMALL     INCOME              MONEY
                                                COMPANY    BALANCED      COMPANY   EQUITY    INCOME    MARKET
                                                FUND       FUND          FUND      FUND       FUND     FUND
SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT

Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)             4.50%       4.50%         4.50%    4.50%      4.50%      None

ANNUAL FUND OPERATING EXPENSES
(before waivers)(1)

EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS (as a percentage of
average net assets)

Management Fee                                  0.80%      0.90%(2)      0.80%     0.95%(2)    0.40%      0.15%
Distribution and/or
Shareholder Services (12b-1) Fee                0.25%      0.25%(3)      0.25%     0.25%(3)    0.25%(3)   0.25%(3)
Other Expenses                                  0.61%      0.70%         0.92%     0.59%       0.53%      0.41%
Total Annual Fund
Operating Expenses                              1.66%      1.85%         1.97%     1.79%       1.18%      0.81%
Contractual Fee Waivers                                    0.10%                   0.10%
Net Expenses                                               1.75%                   1.69%

(1) Although not contractually obligated to do so, the distributor waived certain amounts during the past fiscal year. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended
     December 31, 1998.

Total Voluntary Waiver of Fund Expenses        0.00%        0.06%        0.00%     0.03%       0.06%      0.15%
Total Actual Annual Fund
Operating Expenses
(After All Waivers)                            1.66%        1.69%        1.97%     1.66%       1.12%      0.66%


(2) The investment adviser will contractually waive a portion of the Balanced Fund's and Income Equity Fund's management fee. The management fee paid by the Balanced Fund and Income Equity Fund (after the contractual waiver) will be 0.80% and 0.85% respectively for the period ending December 31, 2000.

(3) The distributor voluntarily reduced a portion of the Balanced Fund's, Income Equity Fund's, Income Fund's and Money Market Fund's distribution (12b-1) fee. The distributor can terminate this voluntary reduction at any time. The distribution (12b-1) fees paid (after the voluntary reduction) for the Balanced Fund, Income Equity Fund, Income Fund and Money Market Fund were 0.19%, 0.22%, 0.19% and 0.10%, respectively, for the year ended December 31, 1998.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Investor A Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Investor A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's Investor A Shares' operating expenses as shown in the table remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



              LARGE                    SMALL     INCOME              MONEY
              COMPANY    BALANCED      COMPANY   EQUITY    INCOME    MARKET
              FUND       FUND          FUND      FUND       FUND     FUND

1YEAR         $611       $620          $641      $614      $565      $83
3 YEARS       $950       $976          $1,040    $959      $808      $259
5 YEARS       $1,312     $1,356        $1,465    $1,326    $1,070    $450
10 YEARS      $2,327     $2,420        $2,642    $2,358    $1,817    $1,002



THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR B SHARES OF THE FUNDS.

                                             LARGE                   SMALL     INCOME
                                             COMPANY    BALANCED     COMPANY   EQUITY    INCOME
                                             FUND         FUND        FUND      FUND      FUND
SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption                 4.00%       4.00%        4.00%    4.00%     4.00%
proceeds, as applicable)

ANNUAL FUND OPERATING EXPENSES
(before waivers)(1)

EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS (as a percentage of
average net assets)

Management Fee                               0.80%       0.90%(1)     0.80%    0.95%(1)   0.40%
Distribution and/or
Shareholder Services (12b-1) Fee             1.00%       1.00%        1.00%    1.00%      1.00%
Other Expenses                               0.61%       0.70%        0.92%    0.59%      0.53%
Total Annual Fund
Operating Expenses                           2.41%       2.60%        2.72%    2.54%      1.93%
Contractual Fee Waivers                                  0.10%                 0.10%
Net Expenses                                             2.50%                 2.44%


(1) The investment adviser will contractually waive a portion of the Balanced Fund's and Income Equity Fund's management fee. The management fee paid by the Balanced Fund and Income Equity Fund (after the contractual waiver) will be 0.80% and 0.85% respectively for the period ending December 31, 2000.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Investor B Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Investor B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemptions at the end of the period are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Investor B Shares' operating expenses as shown in the table remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                                   LARGE                    SMALL     INCOME
                                   COMPANY    BALANCED      COMPANY   EQUITY    INCOME
                                   FUND       FUND          FUND      FUND       FUND


1 YEAR
Expenses assuming redemption      $644        $653          $675      $647      $596
Expenses assuming no redemption   $244        $253          $275      $247      $196


3 YEARS
Expenses assuming redemption      $1,151      $1,179        $1,244   $1,161     $1,006
Expenses assuming no redemption   $751        $779          $844     $761       $606

5 YEARS
Expenses assuming redemption      $1,485      $1,531        $1,640   $1,501     $1,242
Expenses assuming no redemption   $1,285      $1,331        $1,440   $1,301     $1,042

10 YEARS
Expenses assuming redemption      $2,746      $2,836        $3,051   $2,776     $2,254
Expenses assuming no redemption   $2,746      $2,836        $3,051   $2,776     $2,254


                                                               February 23, 2000



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